SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              Royal Precision, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              ROYAL PRECISION, INC.
                                535 MIGEON AVENUE
                              TORRINGTON, CT 06790

                                                                 January 2, 2002

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of the Stockholders of Royal Precision, Inc. which will be held at 9:00 a. m., local time, on January 28, 2002 at Bay Hill Club & Lodge, 9000 Bay Hill Boulevard, Orlando, Florida. The matters on the meeting agenda are described in the Notice of Special Meeting of Stockholders and Proxy Statement which accompany this letter.

     We hope you will be able to attend the meeting. Whether or not you plan to attend, we ask that you please complete, sign, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.

                                      Very truly yours,


                                      Richard P. Johnston, Chairman of the Board

                              ROYAL PRECISION, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 28, 2002

TO THE STOCKHOLDERS OF
ROYAL PRECISION, INC.

     A Special Meeting of Stockholders of Royal Precision, Inc., a Delaware corporation (the "Company"), will be held at The Bay Hill Club & Lodge, 9000 Bay Hill Boulevard, Orlando, Florida, on January 28, 2002 at 9:00 a.m., local time, for the following purposes:

     1. To ratify the terms of financing arrangements between the Company and The Johnston Family Charitable Foundation (the "Financing") as described in the Proxy Statement for the purpose of complying with stockholder approval rules of The Nasdaq Stock Market, Inc. applicable to the Company.

     2. To approve a Second Amended and Restated Certificate of Incorporation which will eliminate certain provisions thereof including (a) the provision classifying the Board of Directors into three classes; (b) the restriction that only the Board of Directors may call special meetings of stockholders; (c) the requirement that directors can be removed only for cause; and (d) provisions mandating certain stockholders' meetings and prohibiting stockholder action by written consent.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 26, 2001 as the record date for the determination of stockholders entitled to notice of and an opportunity to vote at the Special Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Special Meeting and for a period of 10 days before the Special Meeting at 200 South Orange Avenue, Suite 2100, Orlando, Florida.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.


                                      By Order of the Board of Directors


                                      Richard P. Johnston, Chairman of the Board


Torrington, Connecticut
January 2, 2002

                              ROYAL PRECISION, INC.

                       ----------------------------------

                                 PROXY STATEMENT

                              DATED JANUARY 2, 2002

                       ----------------------------------

                         SPECIAL MEETING OF STOCKHOLDERS

                                JANUARY 28, 2002

                       ----------------------------------

                               GENERAL INFORMATION

     SOLICITATION. This Proxy Statement is furnished to the stockholders of Royal Precision, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use in voting at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on January 28, 2002 and any adjournment thereof. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about January 2, 2002.

     VOTING RIGHTS. Stockholders of record at the close of business on December 26, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were _________ shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), issued and outstanding. Each stockholder of record on the Record Date is entitled to one vote per share held with respect to all matters which may be brought before the Special Meeting.

     AUTHORIZATION. All shares represented by properly executed proxies received by the Company pursuant to this solicitation will be voted in accordance with the stockholder's directions specified on the proxy card. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares represented by such proxy will be voted in accordance with the recommendation of the Board of Directors, which is (a) FOR the ratification of the Financing provided by The Johnston Family Charitable Foundation (the "Foundation") and (b) FOR the adoption of the Second Amended and Restated Certificate of Incorporation (the "Amendment").

     REVOCATION. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the corporate Secretary of the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Special Meeting.

     TABULATION. A quorum must be present at the Special Meeting in order for any valid action to be taken. A quorum consists of a majority of the shares entitled to vote at the Special Meeting present in person or represented by proxy. Shares represented by signed proxies that are returned to the Company will be counted for purposes of determining whether there is a quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see "Authorization"). If shares are held in street name through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion under certain circumstances. Brokers have the authority under Nasdaq rules to vote customers' unvoted shares on "routine" matters including the election of directors. However, brokers do not typically have the authority to vote customers' unvoted shares for "non-routine" matters such as the proposals described herein. Proxies signed and submitted by brokers which have not been voted on certain matters are referred to as broker non-votes. Such proxies count toward the establishment of a quorum, but will not be considered as present with respect to matters not voted upon.

             INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

     On December 11, 1998, Richard P. Johnston and Jayne A. Johnston established The Johnston Family Charitable Foundation under the laws of Wyoming with the intention that it qualify as a "supporting organization" described in Internal Revenue Code 509(a)(3), with Richard P. Johnston, Jayne A. Johnston, Richard H. Palmer, Kenneth J. Warren and Robert L. Keys as Trustees. Richard P. Johnston, Chairman of the Board, a 27% stockholder and director, his spouse, Jayne A. Johnston, and Kenneth J. Warren, Secretary of the Company and director, are Trustees of the Foundation. David E. Johnston, director of the Company, and son of Richard P. Johnston and Jayne A. Johnston, is President of the Foundation.

     The Foundation lent to the Company $1,000,000 on October 26, 2001, and $250,000 on December 15, 2001, evidenced by the Company's subordinated promissory note ("Subordinated Note") which bears interest at the rate of 13% per annum and matures on October 26, 2002. The Subordinated Note is subordinate to the Company's bank credit facilities. In connection with such financing, the Foundation also received a warrant to purchase 300,000 shares of the Company's Common Stock at a price of $0.25 per share (the "Warrant"). Additionally, upon default, the Foundation will have an option to convert the indebtedness into Common Stock of the Company at an exchange ratio of $0.25 per share with respect to any outstanding principal and accrued interest that is not repaid in full when due. Until ratification by the holders of a majority of the votes cast of the Financing, the Foundation may only exercise the conversion option for up to an aggregate of 25,000 shares. The Warrant may not be exercised until stockholder ratification. The Subordinated Note is attached hereto as Annex I and the Warrant is annexed as Annex II. See Proposal No. 1 below.

                                 PROPOSAL NO. 1
                          RATIFICATION OF THE FINANCING

     In September 2001, the Company determined that it was in need of short-term financing until certain amendments to the credit agreements between the Company and its primary institutional lender could be negotiated. The Foundation offered to lend to the Company $1,250,000 upon the terms above noted and the Board determined that the offer from the Foundation appeared to represent the best alternative available to the Company. In light of the relationships between Richard P. Johnston and the Company, on September 27, 2001, the Board appointed a special committee consisting of those directors independent from Mr. Johnston and the Foundation to determine its fairness; to-wit: Charles S. Mechem, Jr. and Raymond J. Minella (the "Committee") whose purpose was to receive a full presentation by management of the factors relative to the Financing and to determine the fairness of the Financing.

     On October 7, 2001, the Committee met by telephone and reviewed each of the steps to be undertaken by the Committee. At such meeting, among other things, the Committee retained Fabian & Clendenin as independent counsel to the Committee, and engaged The Harman Group Corporate Finance, Inc. ("The Harman Group") to conduct a fairness evaluation and render a fairness opinion.

     On October 9, 2001, the Committee again met by telephone and discussed the latest developments as to the bank financing, reviewed preliminary financial statements for August 2001, and reviewed with its independent counsel the legal issues which such counsel had raised relating to the transaction. Such counsel and the Committee also reviewed the proposed documents from a business point of view. The Committee indicated that they would like to consult with representatives of the Company's independent public accountants and such counsel was instructed to arrange for such interaction.

     Following the second meeting of the Committee, negotiations between the Committee and the Foundation resulted in certain changes to the Foundation's proposal, making the proposed transaction more favorable to the Company.

     On October 16, 2001, a telephonic meeting of the Committee was held and in addition to members of the Committee and its counsel, also participating were Kenneth J. Warren, a director and Secretary of the Company, Howard Zitsman of The Harman Group, John C. Lauchnor, President of the Company, Kevin Neill, Chief Financial Officer of the Company, and Dan Nahom of Arthur Andersen LLP, the Company's independent accountants. Members of the Committee had received in advance of the meeting the latest drafts of the proposed financing documents reflecting changes to the Foundation's proposal making it more favorable to the Company. The documents were accompanied by a proposed subordination agreement between the Foundation and the Company's primary lender and a written outline of the proposed presentation to be made at the meeting by the Company's investment banker. Mr. Neill reviewed for the Committee in detail both the proposed financing by the Foundation and the proposed changes to the Company's agreements with its primary lender. Mr. Neill also described the Company's efforts to evaluate alternative sources of financing other than the Foundation's offer; however, in view of the fact that the Company had recently re-leveraged its assets twice, alternatives were not found. Mr. Neill concluded that due to the present difficulties in the financial markets and in the golf industry in particular, no likely alternative sources of financing exist which would meet the Company's needs, and if there were, they would be offered only on terms less favorable to the Company. After a thorough discussion Mr. Neill and Mr. Lauchnor expressed the view that there were no alternative sources of financing on terms better than the Foundation was proposing. Mr. Zitsman then made his firm's presentation as to the fairness and adequacy of the terms, adequacy of management's presentation and explanation of analysis and factors his firm had considered in arriving at its conclusions. Mr. Zitsman, on behalf of The Harman Group, then orally rendered the opinion that the Financing is fair to the shareholders from a financial point of view.

     The Committee then deliberated as to the terms and requested an additional change, to which the Foundation agreed. The Committee then recommended the Financing be approved, subject to the approval of the Financing by the Company's primary institutional lender, which was later received. The Board of Directors then approved the Financing.

     A written confirmation of the fairness opinion was delivered by The Harman Group to the Company on November 19, 2001. Such opinion is attached hereto as Annex III.

     As noted above, until ratification by the Company's stockholders of the Financing, the Foundation may only exercise its conversion option for up to an aggregate of 25,000 shares. The Warrant may not be exercised until stockholder ratification. The affirmative vote of the holders of Common Stock representing a majority of the total votes cast on the proposal in person or by proxy will be required in accordance with Rule 4350(i)(6) of the Rules of The Nasdaq Stock Market, Inc. to approve Proposal No. 1. As a result, abstentions will have the same effect as votes against the proposal but broker non-votes will not.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
                     ADOPTION OF SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

     The Board of Directors has recommended that the stockholders adopt a Second Amended and Restated Certificate of Incorporation (the "Amendment") to eliminate from the current Amended and Restated Certificate of Incorporation certain provisions which may have an anti-takeover effect and that are no longer deemed necessary or in the best interest of the Company. Provisions such as the ones recommended for elimination are normally included in order to make more difficult to accomplish a hostile takeover of a corporation. Due to the substantial stock ownership position of management-stockholders in the Company, the Board of Directors has determined that these provisions are no longer of material value to the Company and, in fact, hinder operations of the Company. The approval of this proposal will eliminate time-consuming and costly mechanics when dealing with the Company's stockholders. These proposed amendments reflect a part of the Company's efforts to reduce expense, and to streamline and consolidate its operations. The Board of Directors has adopted amended and restated bylaws of the Company conforming to the amendments reflected in the Amendment which amended bylaws will become effective concurrently with the effectiveness of the Amendment if the latter is adopted by the stockholders at the Special Meeting.

     A marked copy of the proposed Amendment is attached as Annex IV. Deleted language is highlighted by strike-through and new language is highlighted in italics and underlined on Annex IV. A summary of the changes to be effected by adoption of the Amendment compared against the Amended and Restated Certificate of Incorporation as now in effect is as follows:

     (a) Article Fifth, Section 1(a) provides for a classified Board. The current provisions provide that the Board will be divided into three classes, each class to serve for a term of three years. The stockholders have therefore elected only one of the three classes of directors each year. This provision will be eliminated and language inserted to provide that all directors will be elected each year to terms of one year and until the directors' respective successors are elected and qualified, as will be provided in the bylaws. It is anticipated that prior to the next annual meeting of the stockholders, each director holding a term extending beyond that meeting will resign his position and agree to stand for reelection for a term of one year.

     (b) Article Fifth, Section 1(c) provides that a director may be removed by the holders of a majority of the shares entitled to vote only for cause. This provision will be eliminated. Thereafter, directors may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors as provided by Section 141(k) of the Delaware General Corporation Law (the "DGCL").

     (c) Article Seventh provides that action shall be taken by the stockholders only at an annual or special meeting and may not act by written consent. This provision will be eliminated. Thereafter, in accordance with Section 228 of the DGCL, any action required to be taken, or which may be taken, at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company. Rules 4350(e) and 4350(g) of the Rules of The Nasdaq Stock Market, Inc. require, among other things, that all Nasdaq National Market and Nasdaq SmallCap Market issuers hold an annual meeting of shareholders and solicit proxies and provide proxy statements for all meetings of shareholders. The amendment embodied in Proposal No. 2 notwithstanding, the Company plans to comply with such Nasdaq rules so long as the Company is required to do so under a listing agreement with Nasdaq.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to adopt the Amendment in accordance with
Section 242(b) of the DGCL. As a result, abstentions and broker non-votes will have the same effect as votes against the proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                        DIRECTORS, AND EXECUTIVE OFFICERS

     The following table sets forth, as of November 30, 2001, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) the Company's directors and executive officers as a group.

                                                 NUMBER OF       PERCENT
                 BENEFICIAL OWNER                SHARES (a)      OF CLASS
                 ----------------                ----------      --------
     Ronald L. Chalmers (c)                         157,479
     James Davidson (d)                                 -0-         (b)
     John C. Lauchnor (e)                             3,500         (b)
     Kevin L. Neill (f)                              40,100         (b)
     Kenneth J. Warren (g)                          365,095
     David E. Johnston (h)                          209,875
     Richard P. Johnston (i)                      1,556,885
     Charles S. Mechem, Jr. (j)                      18,700         (b)
     Christopher A. Johnston (k)                  1,281,313
     Raymond J. Minella (l)                         710,946
     Jeffrey L. Berenson (m)                        606,609
     Frank Mertes (n)                                   -0-         (b)
     Johnston Family Charitable Remainder
     Unitrust # 3 (o)                             1,333,559
     All directors and officers as a group
       (10 persons) (p)                           _________       _____%

----------
(a) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power over these shares subject to the spousal rights, if any, of the spouses of those beneficial owners who have spouses.
(b)  Less than 1%.
(c) Mr. Chalmers' address is 535 Migeon Avenue, Torrington, CT 06790. This amount includes 32,218 shares issuable upon the exercise of options which are exercisable within 60 days. Mr. Chalmers' shares are subject to an agreement with the Company which grants the Company a right of first refusal and a call right upon termination of his employment with the Company. These rights are not currently exercisable within 60 days.
(d)  Mr. Davidson's address is 535 Migeon Avenue, Torrington, CT 06790.
(e)  Mr. Lauchnor's address is 535 Migeon Avenue, Torrington, CT 06790.
(f) Mr. Neill's address is 7794 East Sands Drive, Scottsdale, AZ 85255. This amount includes 35,100 shares issuable upon the exercise of options which are exercisable within 60 days. Mr. Neill tendered his resignation as Vice President-Finance and Chief Executive Officer effective December 31, 2001.
(g) Mr. Warren's address is 5134 Blazer Parkway, Dublin, OH 43017. This amount includes (i) 20,323 shares issuable upon the exercise of options which are exercisable within 60 days and (ii) 344,472 shares which have been pledged to RPJ/JAJ Partners, Ltd. under a pledge agreement pursuant to which the pledgee will only acquire voting power or dispositive power over the shares upon the occurrence of certain contingencies which have not yet occurred. Mr. Warren is a party to a stockholders agreement under which the holders of 59,006 shares have granted to him and Christopher A. Johnston rights of first refusal, which rights are not currently exercisable, and Mr. Warren has granted a right of first refusal and a call right on his shares to Christopher A. Johnston, which rights are not currently exercisable. Does not include 30,000 shares issuable upon the exercise of an option from the Johnston Family Charitable Remainder Unitrust #3 (see Note (o)) which is not currently exercisable within 60 days.
(h) David Johnston's address is 1935 West Muirhead Loop, Suite 128, Tucson, AZ 85737. This amount includes 11,106 shares issuable upon the exercise of options which are exercisable within 60 days.
(i) Richard Johnston's address is 4350 Greens Place, Wilson, WY 83014. This amount includes (i) 1,377,335 shares owned by Richard P. Johnston and Jayne
     A. Johnston, as Trustees of the Johnston Family Charitable Remainder Unitrust #3, over which shares Mr. Johnston and his wife share voting and dispositive power; (ii) 153,248 shares owned by Richard P. Johnston and Jayne A. Johnston, as Trustees of the Johnston Family Living Trust u/a dated April 11, 1994, over which shares Mr. Johnston and his wife share voting and dispositive power and (iii) 26,302 shares issuable upon the exercise of options which are exercisable within 60 days. This amount does not include (A) 344,472 shares which have been pledged to RPJ/JAJ Partners, Ltd., of which Richard P. Johnston and Jayne A. Johnston are general partners, under a pledge agreement which grants voting and dispositive power over such shares upon the occurrence of certain contingencies which have not yet occurred, or (B) any shares issuable on conversion of the Subordinated Note because no default under the Subordinated Note has occurred or on exercise of the Warrant.
(j) Mr. Mechem's address is 425 Walnut Street, Suite 1800, Cincinnati, OH 45202. This amount includes 5,000 shares issuable upon the exercise of options which are exercisable within 60 days. Does not include 30,000 shares issuable upon the exercise of an option from the Johnston Family Charitable Remainder Unitrust #3 (see Note (o)) which is not currently exercisable within 60 days.
(k) Christopher Johnston's address is 3490 Clubhouse Drive, Suite 102, Jackson Hole, WY 83001. Includes 200,000 shares which may be acquired by Johnston Family Charitable Remainder Unitrust #3 (see note (o)) but does not include 403,478 shares owned by Mr. Warren and others subject to a stockholders agreement which grants Mr. Johnston a right of first refusal and a call right, which rights are not currently exercisable.
(l) Mr. Minella's address is c/o Berenson Minella & Co., 667 Madison Avenue, New York, NY 10021. This amount includes (i) 9,781 shares owned by Berenson Minella & Company, LLC, of which Mr. Minella is a member; (ii) 96,343 shares owned by Berenson Minella & Co. 1993 Profit Sharing Plan; (iii) 157,295 shares owned by Berenson Minella & Co. 1996 Profit Sharing Plan and
     (iv) 9,600 shares issuable upon the exercise of options which are exercisable within 60 days.
(m) Mr. Berenson's address is c/o Berenson Minella & Co., 667 Madison Avenue, New York, NY 10021. This amount includes (i) 9,781 shares owned by Berenson Minella & Company, LLC, of which Mr. Berenson is a member; (ii) 96,343 shares owned by Berenson Minella & Co. 1993 Profit Sharing Plan and (iii) 157,295 shares owned by Berenson Minella & Co. 1996 Profit Sharing Plan.
(n) Mr. Mertes' address is 535 Migeon Avenue, Torrington, CT. 06790. Mr. Mertes has been elected as Vice President-Finance and Chief Financial Officer effective January 1, 2002.
(o) The address of the Johnston Family Charitable Remainder Unitrust #3 is 4350 Greens Place, Wilson, WY 83014. (See note (i).) This amount includes 60,000 shares subject to outstanding options granted to Messrs, Warren and Mechem, which options are not currently exercisable within 60 days. Does not include 200,000 shares which may be acquired from Christopher A. Johnston (in lots of 25,000 shares) during the period ending August 31, 2003 pursuant to a Put Agreement dated August 31, 2001.
(p) This amount includes 139,649 shares issuable upon the exercise of options which are exercisable within 60 days. This amount does not include the shares excluded by notes (i) and (k) above.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. If, however, any other matters are properly brought before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                         COST OF SOLICITATION OF PROXIES

     The cost of this solicitation will be paid by the Company. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company will reimburse such persons for their expenses in so doing.

                              STOCKHOLDER PROPOSALS

     A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2002 must be received by the Company before May 10, 2002, at its executive offices at 535 Migeon Avenue, Torrington, CT. 06790, Attention: President.

                                                                         Annex I

  THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY THE JOHNSTON FAMILY CHARITABLE FOUNDATION IN FAVOR OF WELLS FARGO BUSINESS CREDIT,
                       INC. DATED AS OF OCTOBER 26, 2001.


   THE SALE OR OTHER TRANSFER OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND
   NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM
     UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.


                          SUBORDINATED PROMISSORY NOTE


================================================================================
$1,250,000                                               Torrington, Connecticut
                                                                October 26, 2001
================================================================================


     FOR VALUE RECEIVED, the undersigned, ROYAL PRECISION, INC. (the "Borrower"), hereby promises to pay to the order of THE JOHNSTON FAMILY CHARITABLE FOUNDATION (the "Lender"), the principal amount of $1,250,000, together with interest, all as provided herein.

     SECTION 1. LOAN. Simultaneously with the execution of this Note, the Lender is providing $1,000,000 to the Borrower. At the request of the Borrower, the Lender shall provide up to an additional $250,000 no earlier than December 15, 2001 and no later than December 31, 2001.

     SECTION 2. PAYMENT. Payment of $1,250,000, together with interest on the unpaid principal balance hereunder at a rate of interest as hereinafter set forth, shall be made at the principal office of the Lender or at such other place as the Lender or other holder hereof ("Holder") may from time to time designate in writing, in immediately available funds.

          2.1. PRINCIPAL. The unpaid principal balance shall be payable by the Borrower on October 26, 2002.

          2.2. INTEREST. The Borrower shall pay interest on the unpaid principal balance at a rate per annum equal to 13%. All interest payable under this Note or otherwise payable hereunder shall be computed on the basis of the actual number of days elapsed over a year of 365 days. Interest on the unpaid principal balance shall be payable on January 26, 2002, April 26, 2002, July 26, 2002 and at the maturity of the loan. Notwithstanding the provisions of the first sentence of this Section 2.2, upon the occurrence and continuance of an Event of Default, all unpaid principal shall bear interest at a rate per annum equal to 17% from the date of such Event of Default until paid in full.

          2.3. RATE OF INTEREST.In no event whatsoever shall the interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that the Lender has received interest and other charges hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess amount to the Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

          2.4. PREPAYMENTS; PAYMENTS.

               2.4.1. The Borrower shall have the right to make prepayments at any time of the principal amount, in whole or in part, without notice. Each prepayment shall be without premium or penalty.

               2.4.2. If any payment of principal or interest on this Note shall become due on a day other than a Business Day, such payment shall be due and payable upon the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The execution of this Note by the Borrower shall be deemed to constitute the Borrower's representation and warranty to the Lender that, at the time of execution: (a) this Note is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (b) the execution and delivery of this Note by the Borrower does not and will not conflict with, violate or constitute a default under or breach the Borrower's charter documents, any resolutions of the Borrower or any court or administrative order, decree or ruling (including, without limitation, a ruling from the Internal Revenue Service), or any law, statute, ordinance or regulation, or any agreement, indenture, mortgage, deed of trust, guaranty, lease, note or other obligation or instrument binding upon the Borrower or any of its properties or assets; and (c) neither this Note nor any other statement, assignment, agreement, instrument or certificate of the Borrower made or delivered pursuant to or in connection with this Note contains any untrue statement of a material fact or omits to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading.

     SECTION 4. COVENANTS. On and after the date hereof and until payment in full of all obligations owed under this Note:

          4.1. MAINTENANCE OF BUSINESS. The Borrower shall preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and to qualify and remain qualified as a foreign business entity in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or for the ownership of its properties. The Borrower shall maintain and preserve in a reasonable manner in good working order and condition, ordinary wear and tear excepted, all of its properties which are necessary or useful in the proper conduct of its business, and to make, from time to time, all necessary and proper repairs, renewals, replacements, additions and improvements to said properties. The Borrower shall keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles, reflecting all financial transactions.

          4.2.  COMPLIANCE  WITH LAWS. The Borrower shall comply in all material
respects  with  all  applicable  laws   including,   without   limitation,   all
environmental laws.

     SECTION 5. SUBORDINATION. By acceptance of this Note, the Lender agrees as follows: Any and all obligations and liabilities of the Borrower to the Lender for principal and interest under this Note (the "Subordinated Indebtedness"), are subordinated in right of payment to any and all obligations and liabilities of the Borrower and its subsidiaries to Wells Fargo Business Credit, Inc. pursuant to a Subordination Agreement between the Lender and said bank of even date herewith (the "Senior Indebtedness").

     SECTION 6. EVENTS OF DEFAULT. The following are Events of Defaults:

          6.1. INTEREST. The Borrower fails to make a payment of interest on the Note when and as due and such failure is not remedied within three Business Days after the date such payment is due.

          6.2. PRINCIPAL. The Borrower fails to pay any outstanding principal amount under this Note as and when such shall become due and payable and such failure is not remedied within three Business Days after the date such payment is due.

          6.3. REPRESENTATIONS. Any representation or warranty made by the Borrower in this Note or any information contained in any financial statement or any material certificate, report, or other document delivered to the Lender by the Borrower contains any untrue statement of a material fact or omits to state a material fact required by this Note or law to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that any Event of Default susceptible of cure which is described in this Section 6.3 can be cured by the presentation, within three Business Days after the Borrower knows or should know of such Event of Default, of a revised financial statement, certificate, report or other document which itself does not cause any Event of Default.

          6.4. COVENANTS. The Borrower fails to perform any of its obligations under or fails to comply with any covenant contained in this Note and such failure continues unremedied for a period of 10 Business Days.

          6.5. FINANCIAL DISTRESS. The Borrower:

               6.5.1. makes an assignment for the benefit of creditors;

               6.5.2. enters into any composition, compromise or arrangement with its creditors in general;

               6.5.3. generally does not pay its debts as such debts become due; or

               6.5.4. conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property, fraudulent under the provisions of any bankruptcy, fraudulent conveyance or similar law, or makes or suffers a transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid.

          6.6. CROSS-DEFAULT. There is a default in the payment (either on maturity or acceleration) of any other obligation of the Borrower or any subsidiary of the Borrower, for borrowed money (which excludes trade debt incurred in the ordinary course of business or severance obligations) having a principal amount in excess of $25,000 in the aggregate.

          6.7. JUDGMENTS. The rendering of any judgments for the payment of money in excess of $25,000 in the aggregate against the Borrower or any subsidiary of the Borrower, and such judgments shall remain unpaid, unvacated, or unstayed by appeal or otherwise on or before three Business Days prior to the earliest date on which proceedings for the enforcement thereof may be instituted under the applicable rules or statutes of the jurisdiction in which said judgments are rendered.

          6.8. INVALIDITY. Any governmental authority asserts that the making of the loan evidenced by this Note is in any way an illegal or improper act of the Holder; provided that no Event of Default shall occur under this Section 6.8 if
(a) such assertion is being contested by the Lender in good faith by appropriate means, and (b) under the circumstances of such contest, such repayment does not, in the reasonable opinion of counsel to the Lender, result in any detriment to the Lender.

     SECTION 7. DEFAULT REMEDIES.

          7.1. ACCELERATION. If an Event of Default exists, the outstanding unpaid principal balance of this Note, together with all (a) interest accrued thereon, (b) any unpaid fees or expenses, (c) penalties assessed against the Lender as a result of the making of the loan by the Lender to the Borrower

(including, without limitation, penalties assessed by the Internal Revenue Service) or (d) other amounts due to the Lender under this Note, is immediately due and payable, at the Lender's election, without presentment, demand, protest or notice of any kind, all of which are hereby waived. Until the Lender makes such election, interest shall continue to accrue until the earlier of (a) the Lender's demand for payment, in which event the principal and interest shall be due and payable, or (b) three Business Days after approval of this Agreement by the stockholders of the Borrower as outlined in Section 11.10 hereof ("Stockholder Approval"), in which event the Lender has to either elect to convert or demand payment; provided, however, that if the Lender demands payment, interest shall continue to accrue until all interest and principal is paid in full. The Lender shall be required to make an election to convert within 90 days following the last to occur of the following: (i) Stockholder Approval, or (ii) an Event of Default.

          7.2. REMEDIES CUMULATIVE. No right or remedy conferred upon the Lender by this Note or legally available to the Lender if an Event of Default exists is intended to be exclusive of any other right or remedy, and each such right or remedy is cumulative and in addition to every other such right or remedy.

          7.3. OPTION. If all amounts due hereunder are not paid in full, including all interest due thereon, as and when such sums are due and payable, or earlier if there is an Event of Default, then the Lender shall have the option (the "Option") to convert all or any part of the unpaid principal and interest thereon into shares of Common Stock of the Borrower (the "Shares") at the rate of one Share for each $0.25 of unpaid principal and interest thereon as of the date when such sums are due and payable (the "Exercise Price"). Until Stockholder Approval, the Lender shall only be able to exercise the Option for up to 25,000 Shares. After Stockholder Approval, there shall be no restrictions on the exercise of the Option. Exercise of the Option shall be considered payment by the Borrower and thus reduce any outstanding balance owed by the Borrower by the amount of Shares received by the Lender.

               7.3.1. The Option may be exercised at one or more times by the Lender sending a written notice to the Borrower indicating the number of shares to be acquired, which must be in minimum amounts of 25,000 shares, unless it is an exercise of the remaining shares subject to the Option, and the amount of principal and interest thereon being converted.

               7.3.2. As soon as practicable after each such exercise, the Borrower shall issue to the Lender a certificate for the number of Shares to which the Lender is entitled.

               7.3.3. If, after the date of this Note, the number of outstanding Shares is increased by a share dividend payable in Shares or by a split of Shares or other similar event, then, on the date following the date fixed for the determination of holders of Shares entitled to receive such share dividend or split, the number of Shares issuable on exercise of the Option shall be increased in proportion to such increase in outstanding Shares and the then applicable Exercise Price shall be correspondingly decreased.

               7.3.4. If, after the date of this Note, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, after the effective date of such consolidation, combination or reclassification, the number of Shares issuable on exercise of the Option shall be decreased in proportion to such decrease in outstanding Shares and the then applicable Exercise Price shall be correspondingly increased.

               7.3.5. If, after the date of this Note, any capital reorganization or reclassification of the Shares, or consolidation or merger of the Borrower with another corporation for a consideration other than cash or the assumption of debt, or the sale of all or substantially all of its assets to another corporation for a consideration other than cash or the assumption of debt or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Lender shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Shares immediately theretofore purchasable and receivable upon the exercise of Option had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in such event appropriate provision shall be made with respect to the rights and interests of the Lender to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Shares purchasable upon the exercise of the Option) shall thereafter be applicable, as nearly as may be in relation to any share, securities, or assets thereafter deliverable upon the exercise hereof.

               7.3.6. Upon the occurrence of any event specified in this Section 6.3, the Borrower shall give written notice of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Shares of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Shares for shares, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Failure to give such notice, or any defect therein shall not affect the legality or validity of such event.

     SECTION 8. REGISTRATION RIGHTS.

          8.1. DEMAND REGISTRATION.

               8.1.1. At any time commencing after the exercise of the Option until the sixth anniversary of such date, the Lender may, by written notice (a "Demand Notice"), demand that the Borrower register under the Securities Act all or any portion of any of the Shares held by the Lender (whether or not obtained through this transaction) for sale in the manner specified in the Demand Notice;

provided, however, that a Demand Notice shall require the registration of at least 250,000 Shares (as adjusted for stock splits, combinations and similar events).

               8.1.2. Following receipt of any Demand Notice under Section 8.1.1 above, the Borrower shall file a registration statement within 60 days thereafter and shall use its best efforts to have such registration statement declared effective at the earliest practicable time under the Securities Act, for public sale in accordance with the method of disposition specified in the Demand Notice, the number of Shares specified in the Demand Notice. If such method of disposition shall be an underwritten public offering, the Lender may designate the managing underwriter of such offering, subject to the approval of the Borrower, which approval shall not be unreasonably withheld or delayed. Notwithstanding any other provision of this Section 8.1, if the managing underwriter advises the Lender in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of Shares that may be included in the registration and underwriting shall be reduced to the amount deemed reasonable by such underwriter. No Shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. The Borrower shall be obligated to register Shares pursuant to a demand made in accordance with Section 8.1.1 hereof on two occasions only; provided, however, that such obligation shall be deemed satisfied only when (i) a registration statement covering all Shares specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the Lender, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Shares shall have been sold pursuant thereto or (ii) the Lender shall have determined not to proceed with the offering covered by such registration statement after the Borrower shall have expended a substantial amount of funds in connection therewith (other than as a result of the Borrower's breach of its obligations hereunder).

          8.2 "PIGGYBACK" REGISTRATION RIGHTS. In addition to the provisions of Sections 8.1 and 8.3 hereof, the Lender shall have the following "piggyback" registration rights:

               8.2.1. If, at any time commencing after the exercise of the Option until the sixth anniversary of such date, the Borrower proposes to register any of its equity securities under the Securities Act (other than pursuant to Form S-8, S-4 or comparable registration statement), it will give written notice, at least 30 days prior to the filing of each such registration statement, to the Lender of its intention to do so. If the Lender notifies the Borrower within 20 days after receipt of any such notice of its desire to include any Shares owned by it (whether issued or issuable under currently exercisable warrants or options) in such proposed registration statement, the Borrower shall, subject to the provisions set forth below, afford the Lender the opportunity to have any such Shares registered under such registration statement. If such registration is an underwritten registration, and the managing underwriter(s) advise the Borrower in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Borrower will give the Lender notice of such fact and include in such registration FIRST, the securities proposed to be sold by the Borrower for its own account and for the account of any stockholder of the Borrower entitled to demand registration, and SECOND, any other securities of the Borrower having registration rights, including the Shares owned by the Lender, on a pro rata basis. In determining the pro rata basis, the number of securities shall include all outstanding Shares and all Shares underlying currently exercisable warrants or options requested to be included in such registration statement.

               8.2.2. Notwithstanding the provisions of this Section 8.2, the Borrower shall have the right at any time after it shall have given written notice pursuant to this Section 8.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after filing but prior to the effective date thereof.

          8.3 REGISTRATION ON FORM S-3. At any time commencing after the date of exercise of the Option, and in addition to the rights under Sections 8.1 and 8.2 hereof, if at any time the Lender makes a written request or requests that the Borrower effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Shares owned by the Lender, the Borrower will:

               8.3.1. as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Lender's Shares as are specified in such request,; provided, however, that the Borrower shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 8.3.1: (i) if Form S-3 is not available for such offering by the Lender; (ii) if the Lender, together with the holders of any other securities of the Borrower entitled to inclusion in such registration, propose to sell Shares and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (iii) if the Borrower shall furnish to the Lender a certificate signed by the President of the Borrower stating that, in the good faith judgment of the Board of Directors of the Borrower, it would be seriously detrimental to the Borrower and its stockholders for such Form S-3 registration to be effected at such time, in which event the Borrower shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Lender under this Section 8.3.1 (provided, however, that the Borrower shall not utilize this right more than once in any 12 month period); (iv) if the Borrower has, within the 12 month period preceding the date of such request, already effected two registrations on Form S-3 for the Lender pursuant to this Section 8.3.1; or (v) if the Borrower would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               8.3.2. Subject to the foregoing, the Borrower shall file a registration statement covering the Shares and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Lender. Registrations effected pursuant to Section 8.3.1 hereof shall not be counted as demands for registration or registrations effected pursuant to Sections 8.1 or 8.2 hereof.

     SECTION 9. COVENANTS OF THE BORROWER WITH RESPECT TO REGISTRATION. In connection with any - registration of the Shares under Section 8 hereof, the Borrower covenants and agrees as follows:

          9.1. COSTS. The Borrower shall pay all costs (including the costs of a single firm of counsel designated by the Lender to review the registration statement and all amendments and supplements thereto up to a maximum of $25,000 in respect of each registration under Section 8 hereof, but excluding any underwriting or selling commissions or other charges of any underwriter or broker-dealer acting on behalf of the Lender), fees and expenses in connection with all registration statements filed pursuant to Section 8 hereof, including, without limitation, the Borrower's legal and accounting fees, printing expenses, blue sky fees and expenses. The Borrower will take all necessary action which may be required in qualifying or registering the Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Lender; provided, that the Borrower shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction. If the Lender has sent a Demand Notice and has determined not to sell any Shares pursuant to a registered offering, the Lender may elect to reimburse the Borrower for any costs incurred solely with respect to such registration statement or lose one of the demand registration rights.

          9.2. INDEMNIFICATION. The Borrower shall indemnify the Lender, its trustees and officers, and each person, if any, who controls the Lender within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against, and pay or reimburse them for, all losses, claims, damages, expenses and liabilities (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement, including any preliminary prospectus or final prospectus contained therein or any supplement to or amendments thereof, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make a statement therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Borrower by or on behalf of the Lender expressly for use therein. The Lender shall indemnify the Borrower, its officers and directors and each person, if any, who controls the Borrower within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against, and pay or reimburse them for, all losses, claims, damages, expenses and liabilities (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, directly arising from written information furnished by or on behalf of the Lender for specific inclusion in such registration statement.

          9.3. EXCLUSIVITY. The Borrower shall not permit any other registration statement to be filed during the first 60 days of effectiveness of a registration statement filed pursuant to Section 8 hereof (other than a registration statement in connection with a merger or consolidation or pursuant to Form S-8, S-4 or comparable registration statement), without the prior written consent of the Lender, which consent shall not be unreasonably withheld. The Borrower shall not permit the inclusion of any securities other than the Shares held by the Lender to be included in any registration statement filed pursuant to Sections 8.1 and 8.3 hereof; PROVIDED, HOWEVER, that the Borrower may include securities being offered by it for its own account and for the account of stockholders of the Borrower permitted by the Borrower to include their securities in such registration statement, to the extent that such inclusion does not in any way reduce the number of securities proposed to be included by the Lender.

          9.4. COLLATERAL DOCUMENTS. The Borrower shall use reasonable efforts in good faith to cause to be furnished to the Lender and to each underwriter, if any, a signed counterpart, addressed to the Lender or such underwriter, of (i) an opinion of counsel to the Borrower, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Borrower's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

          9.5. EARNINGS STATEMENT. The Borrower shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which may be unaudited) complying with Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

          9.6. INVESTIGATION. The Borrower shall deliver promptly to the Lender and to the managing underwriter, if any, copies of all correspondence between the SEC and the Borrower, its counsel or auditors and permit the Lender and underwriter at its own cost and expense to do such investigation, upon reasonable advance notice, and upon entering into a confidentiality agreement, in form and substance reasonably acceptable to the Borrower, with the Lender and such underwriter, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. (the "NASD") or other national exchange. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Borrower with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as the Lender shall reasonably request as it deems necessary to comply with applicable securities laws or rules of the NASD or other national exchange.

          9.7. NO REQUIRED EXERCISE. Nothing contained in this Note shall be construed as requiring the Lender to exercise the Option prior to the effectiveness of any registration statement.

     SECTION 10. UNDERWRITING AGREEMENT. The Borrower shall enter into an underwriting agreement with the managing underwriter selected for such underwriting by the Lender and reasonably satisfactory to the Borrower. Such agreement shall be reasonably satisfactory in form and substance to the Borrower, the Lender and such managing underwriter, and shall contain such representations, warranties and covenants by the Borrower and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Lender shall be a party to any underwriting agreement relating to an underwritten sale of its Shares and may, at its option, require that any or all the representations, warranties and covenants of the Borrower to or for the benefit of such underwriter shall also be made to and for the benefit of the Lender. The Lender shall not be required to make any representations or warranties to or agreements with the Borrower or the underwriter except as they may specifically relate to the Lender and its intended method(s) of distribution.

     SECTION 11. WARRANT. The Borrower shall cause to be granted to the Lender a warrant to purchase 300,000 Shares, which, when granted, shall be fully vested, exercisable for a period of 10 years from the grant date, and have a strike price equal to $0.25 per share, receipt of which is hereby acknowledged by execution of this Note.

     SECTION 12. MISCELLANEOUS.

          12.1. MODIFICATIONS AND WAIVERS. No modification or waiver of any term or provision contained in this Note and no consent to any departure by the Borrower therefrom shall in any event be effective unless the same is in writing and signed by the waiving party. Such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given.

          12.2. NOTICES. Except where specific provisions of this Note provide for some other form of notice or require receipt as a condition of notice, any consent, waiver, notice, demand or other instrument required or permitted to be given under this Note shall be deemed to have been properly received when in writing and delivered in person or sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed, if to the Borrower:
P.O. Box 298, 535 Migeon Avenue, Torrington, Connecticut 06790 Attn: President; and if to the Lender: c/o Richard P. Johnston, 4350 Greens Place, Wilson, WY 83014. Either party may change its address for notices by notice in the manner set forth above.

          12.3. PARTIAL INVALIDITY. If any term or provision of this Note or the application thereof to any person, firm or corporation or any circumstance, shall be invalid or unenforceable, the remainder of this Note, or the application of such term or provision to any person, firm or corporation or any circumstances, other than those as to which it is held invalid, shall both be unaffected thereby and each term or provision of this Note shall be valid and be enforced to the fullest extent permitted by law.

          12.4. NO IMPLIED RIGHTS OR WAIVERS. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of the same or the exercise of any other right, power or privilege. The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

          12.5. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of the respective successors and assigns of the Lender and the Borrower; provided that the Borrower shall have no right to assign or transfer its rights under this Note voluntarily or by operation of law without first obtaining the written consent of Lender, and any attempted assignment or transfer in the absence of such consent shall be void and of no effect. To the extent that this Note remains unpaid, the Lender may only assign its registration rights without an assignment of this Note (a) with the consent of the Borrower, which consent will not be unreasonably or untimely withheld, or
(b) to any  Affiliate  of the  Lender.  An  Affiliate  of the Lender  shall mean
Richard P. Johnston, Jayne A. Johnston, any child of Richard P. and Jayne A. Johnston, and any corporation, trust, limited liability company, partnership or company under the direct or indirect control of Richard P. or Jayne A. Johnston.

          12.6.   SURVIVAL   OF   PROVISIONS.    All   covenants,    agreements,
representations, warranties and statements made in this Note or in any certificate, statement, or other instrument given pursuant to this Note shall survive the execution and delivery to the Lender of this Note and the making of the loan and shall continue in full force and effect so long as any obligation of the Borrower under this Note is outstanding and unpaid.

          12.7. CAPTIONS. The captions and section numbers appearing in this Note are inserted only as a matter of convenience; they do not define, limit, construe or describe the scope or intent of the provisions of this Note.

          12.8. GOVERNING LAW. This Note shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Delaware applicable to instruments to be performed in the State of Delaware.

          12.9. DEFINITIONS. Terms not otherwise defined herein shall have the definitions set forth below:

               "Business Day" is any day on which the main office of the Lender is open for business.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended.

          12.10. STOCKHOLDER APPROVAL. The Borrower agrees to solicit stockholder approval for this Note at such time as the Lender may request for the purpose of voting on approving this Note. In the event the Lender requests a stockholder meeting, the Lender shall provide notice of such request to the Borrower and the Borrower shall, at its sole cost and expense, take such action as may be necessary to cause a special meeting of the stockholders of the Borrower to be held within 45 days of receipt of such request, or as soon thereafter as is possible under reasonable circumstances, to vote on approving this Note. The Borrower agrees to call and hold such meeting in accordance with all applicable law and requirements of any applicable listing exchange.

          12.11. WAIVER. The Borrower and each endorser of this Note hereby waives presentment for payment, demand, protest and notice of protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any Holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of the Holder, and the Holder shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted to the Holder by other instrument or by law.

          12.12. EXPENSES. The Borrower hereby agrees to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of this Note and other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out of pocket expenses of counsel to the Lender with respect thereto. Additionally, Borrower shall reimburse Lender for any expenses incurred to cash out of any investments to gain liquidity to make the loan, such expenses estimated at $30,000. Lastly, all costs, including attorney fees, incurred by the Holder in revising, protecting, exercising or enforcing any of its rights hereunder and under the other documents delivered hereunder, or otherwise incurred by the Holder in connection with an Event of Default or incurred by the Holder in connection with the enforcement hereof, including by way of description and not limitation, such charges in any court or bankruptcy proceedings or arising out of any claim or action by any person, firm or corporation against the Holder which would not have been asserted were it not for the Holder's relationship with the Borrower, shall also be paid by the Borrower.

          12.13. RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT. -

               12.13.1. This Note shall not be transferable except upon compliance with the provisions of the Securities Act and the state securities and Blue Sky laws.

               12.13.2. This Note and the Shares into which it can be converted or any other note issued in replacement of this Note, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

          THE SALE OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

          12.14. INVESTMENT REPRESENTATIONS. If the exercise of the Option is not covered by a - registration statement effective under the Securities Act, by acceptance of this Note, the Lender represents at each time that the Option is exercised that:

               12.14.1.  The Lender is acquiring the Shares for  investment  for its own account, not as nominee or agent, and not with a view to the distribution thereof, and the Lender has not signed any agreement or otherwise arranged for the selling, granting any participation in, or otherwise distributing the same;

               12.14.2. The Lender has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Lender's investment in the Shares;

               12.14.3. The Lender has received all of the information the Lender has requested from the Borrower and considers necessary or appropriate for deciding whether to purchase the Shares;

               12.14.4. The Lender has the ability to bear the economic risks of its prospective investment;

               12.14.5. The Lender is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer complete loss on its investment;

               12.14.6. The Lender understands and agrees that (a) it may be unable to readily liquidate its investment in the Shares and that the Shares must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities or Blue Sky laws or is exempt from such registration or qualification, and that the Borrower, while obligated to register the same, may not be in any position to do so or to take any action or make such an exemption available and (b) the exemption from registration under the Securities Act afforded by Rule 144 promulgated by the SEC ("Rule 144") depends upon the satisfaction of various conditions by the Lender and the Borrower that, if applicable, Rule 144 affords the basis for sales under certain circumstances in limited amount, and that if such exemption is utilized by the Lender, such conditions must be fully complied with by the Lender and the Borrower, as required by Rule 144;

               12.14.7. The Lender either (a) is familiar with the definition of and the Lender is an "accredited investor" within the meaning of such term under Rule 501 of Regulation D promulgated under the Securities Act, or (b) is providing representations and warranties reasonably satisfactory to the Borrower and its counsel, to the effect that the sale and issuance of Shares upon exercise of the Option may be made without registration under the Securities Act or any applicable state securities and Blue Sky law; and

               12.14.8. The address set forth in Section 12.2 for the Lender is the true and correct address of the Lender's principal office.

     This Note was executed in Torrington, Connecticut as of the date first written above.

                                     ROYAL PRECISION, INC.


                                     By: /s/ John C. Lauchnor
                                         ---------------------------------------
                                     Name:    John C. Lauchnor
                                     Title:   President

                                                                        Annex II

THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

No. 001                                                         October 26, 2001

                      WARRANT TO PURCHASE SHARES OF COMMON
                         STOCK OF ROYAL PRECISION, INC.

     This certifies that THE JOHNSTON FAMILY CHARITABLE FOUNDATION (the "Holder"), is entitled, subject to the adjustment and to the other terms set forth below, to purchase from ROYAL PRECISION, INC., a Delaware corporation (the "Company"), Three Hundred Thousand (300,000) fully paid and nonassessable shares of the Company's $.001 par value Common Stock (the "Stock") at a price of $0.25 per share (the "Stock Purchase Price") at any time or from time to time but not earlier than the Commencement Date (as defined below) or later than 5:00 p.m. (New York Time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 535 Migeon Avenue, Torrington, Connecticut 06790, Attention: Chief Financial Officer (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription Agreement attached hereto duly filled in and signed and upon payment in cash or cashier's check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. This Warrant is issued in exchange for the Holder agreeing to lend to the Company up to $1,250,000 pursuant to the terms of a Subordinated Promissory Note of even date herewith. The Stock Purchase Price and, in some cases, the number of shares of Stock purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. This Warrant and all rights hereunder, to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date. "Commencement Date" shall mean the date that the holders of a majority of the outstanding shares of Stock approve the transactions contemplated by this Warrant. "Expiration Date" shall mean the tenth anniversary of the Commencement Date.

     This Warrant is subject to the following terms and conditions:

     1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. This Warrant is exercisable at the option of Holder at any time or from time to time but not earlier than the Commencement Date or later than 5:00 p.m. (New York Time) on the Expiration Date for all of the shares of Stock which may be purchased hereunder. This Warrant may not be exercised for fewer than 5,000 shares of Stock, or all of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of
Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time after the rights represented by this Warrant have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all pre-emptive rights of any stockholder and free of all taxes, liens, and charges with respect to the issue thereof. The Company covenants that it will reserve and keep available a sufficient number of shares of its authorized but unissued Stock for such exercise. The Company will take all such reasonable action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and, in some cases, the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

          3.1 SUBDIVISION OR COMBINATION OF STOCK AND STOCK DIVIDEND. In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares or declare a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionately reduced, and the number of shares issuable upon exercise of the Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares issuable upon exercise of the Warrant shall be proportionately reduced.

          3.2 NOTICE OF ADJUSTMENT. Promptly after adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3.3 OTHER NOTICES. If at any time:

               (a) the Company shall declare any cash dividend upon its Stock;

               (b) the Company shall declare any dividend upon its Stock payable in stock (other than a dividend payable solely in shares of Stock) or make any special dividend or other distribution to the holders of its Stock;

               (c) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

               (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such dissolution, liquidation or winding-up; (ii) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, and (iii) in the case of any such reorganization, reclassification, consolidation; merger, sale, dissolution, liquidation or winding-up, at least 30 days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend, distribution or option rights, the date on which the holders of Stock shall be entitled thereto. Any notice given in accordance with clause (iii) above shall also specify the date on which the holders of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. If the Holder does not exercise this Warrant prior to the occurrence of an event described above, except as provided in Section 3.1 and 3.4, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Stock in such event.

     3.4 CHANGES IN STOCK. In case at any time prior to or following the Commencement Date, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Stock) in which the previously outstanding Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interest in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each Holder, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which each Holder would actually have been entitled as a stockholder upon the consummation of the Transaction if such Holder had exercised such Warrant immediately prior thereto. The provisions of this Section 3.4 shall similarly apply to successive Transactions.

     4. ISSUE TAX. The issuance of certificates for shares of Stock upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

     5. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Stock payable in shares of Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

     6.  RESTRICTIONS  ON   TRANSFERABILITY   OF  SECURITIES;   COMPLIANCE  WITH
SECURITIES ACT.

          6.1 Restrictions on Transferability. This Warrant and the Stock issuable upon exercise hereof (collectively, the "Securities"), shall not be transferable except upon compliance with the provisions of the Securities Act and the state securities and Blue Sky laws.

          6.2 Restrictive Legend. Each certificate representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

          THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

     7. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     8. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

     9. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     10. LOST WARRANTS OR STOCK CERTIFICATES. The Company represents and warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     11. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share pay the holder entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its President thereunto duly authorized.


                                         ROYAL PRECISION, INC.

                                         /s/ John C. Lauchnor
                                         ---------------------------------------
                                         By:  John C. Lauchnor
                                         Its: President

                         FORM OF SUBSCRIPTION AGREEMENT

                           (To be signed and delivered
                            upon exercise of Warrant)

Royal Precision, Inc.
Attention:  Chief Financial Officer
535 Migeon Avenue
Torrington, Connecticut  06790

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______ shares of common stock, par value $0.001 per share (the "Stock"), of ROYAL PRECISION, INC. (the "Company") and herewith makes payment of $_______ therefor and requests that the certificates for such shares be issued in the name of, and delivered to, --------------------------, whose address is ______________________________________________________________.

     If the exercise of this Warrant is not covered by a registration statement effective under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned represents that:

     (i) the undersigned is acquiring such Stock for investment for his/its own account, not as nominee or agent, and not with a view to the distribution thereof, and the undersigned has not signed any agreement or otherwise arranged for the selling, granting any participation in, or otherwise distributing the same;

     (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the Stock;

     (iii)the undersigned has received all of the information the undersigned has requested from the Company and considers necessary or appropriate for deciding whether to purchase the shares of Stock;

     (iv) the undersigned has the ability to bear the economic risks of his/its prospective investment;

     (v) the undersigned is able, without materially impairing his/its financial condition, to hold the shares of Stock for an indefinite period of time and to suffer complete loss on his/its investment;

     (vi) the undersigned understands and agrees that (A) he/it may be unable to readily liquidate his/its investment in the shares of Stock and that the shares must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities or Blue Sky laws or is exempt from such registration or qualification, and that the Company, while obligated to register the same, may not be in a position to do so or to take any action or make such an exemption available and (B) the exemption from registration under the Securities Act afforded by Rule 144 promulgated by the Securities and Exchange Commission ("Rule 144") depends upon the satisfaction of various conditions by the undersigned and the Company that, if applicable, Rule 144 affords the basis for sales under certain circumstances in limited amount, and that if such exemption is utilized by the undersigned, such conditions must be fully complied with by the undersigned and the Company, as required by Rule 144;

     (vii) the undersigned either (A) is familiar with the definition of and the undersigned is an "accredited investor" within the meaning of such term under Rule 501 of Regulation D promulgated under the Securities Act, or (B) is providing representations and warranties reasonably satisfactory to the Company and its counsel, to the effect that the sale and issuance of Stock upon exercise of such Warrant may be made without registration under the Securities Act or any applicable state securities and Blue Sky law; and

     (viii) the address set forth below is the true and correct address of the undersigned's residence.

DATED:
       -------------------


                                        ----------------------------------------
                                        (Signature must conform in all
                                        respects to name of holder as
                                        specified on the face of the Warrant)


                                        ----------------------------------------

                                        ----------------------------------------
                                        (Address)

                        [LETTERHEAD OF THE HARMAN GROUP]

                                                                       ANNEX III

                                November 19, 2001

Special Committee of the Board of Directors
Royal Precision, Inc.
15170 N. Hayden Road, Suite 1
Scottsdale, AZ 85260

Members of the Special Committee:

     You have requested the opinion of The Harman Group Corporate Finance, Inc. ("The Harman Group") as to the fairness, from a financial point of view, to the common shareholders (the "Shareholders") of Royal Precision, Inc. ("Royal Precision", the "Company", or the "Borrower"), of the proposal by The Johnston Family Charitable Foundation (the "Lender") to lend to the Company $1,250,000 on certain terms and conditions including warrants (the "Financing"). Mr. Richard
P. Johnston and Jayne A. Johnston, as Trustees of The Johnston Family Charitable Foundation, have voting and dispositive power over 1,513,109 shares of the Company's common stock ("Shares"), representing 26.5% of the total outstanding Shares. Richard P. Johnston and Jayne A. Johnston, as Trustees of The Johnston Family Charitable Foundation represent the Company's largest shareholder.

     The proposed Financing generally consists of a subordinated promissory note (the "Note") and warrants to be granted to the Lender for the right to purchase 300,000 Shares with an exercise price of $0.25 per share (the "Warrants"). All principal and interest is payable on October 26, 2002. The Borrower shall pay interest on the unpaid principal balance at a rate per annum equal to 13%. There are no origination fees or prepayment fees. If Borrower defaults on the Note, the Lender shall have the option (the "Option") to convert all or any part of the unpaid principal and interest thereon into Shares at the rate of one Share for each $0.25 of unpaid principal and interest thereon as of the date when such sums are due and payable (the "Exercise Price"). The reader is encouraged to review the complete transaction documents ("Financing Documents") related to the Financing are included in Tab 2 of the Fairness Opinion Memorandum.

     The Harman Group has acted as financial advisor to the Royal Precision's Special Committee of the Board of Directors (the "Special Committee") in connection with this transaction, for the purpose of rendering an opinion with respect to the fairness, from a financial point of view, of the Financing. In this capacity, we have among other things, (i) reviewed the documents relating to the Financing, including the Subordinated Promissory Note, the Warrant to Purchase Shares of Common Stock of Royal Precision, Inc., and the Subordination Agreement, from a financial point of view, (ii) reviewed various current and

                        [LETTERHEAD OF THE HARMAN GROUP]


Special Committee of the Board of Directors
Royal Precision, Inc.
November 19, 2001
Page Two


historical financial statements and information of the Company, provided by the Company, including audited financial statements for the last five years, latest available unaudited quarterly statements, and certain other business and financial information supplied to us by the Company with respect to the Company's operating performance and condition, (iii) conducted discussions with the senior management of the Company regarding its assets and operations, business plans and strategies, past and current financial performance, financial condition and future prospects, (iv) reviewed forecasts for the Company prepared by the Company's management, (v) considered the capitalization and financial condition of the Company, (vi) considered the discounted cash flow value of the Company, (vii) analyzed available information concerning financings that we believed to be generally comparable, in whole or in part, to that of the Financing, and, (viii) reviewed such other materials and conducted such other investigations as we deemed appropriate.

     In our review and analysis, we have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information which the Company has provided to us or which is publicly available. We have not made or obtained any independent evaluation or appraisal of the properties, facilities, or assets of the Company. We have assumed that the forecasts prepared by management reflected the best currently available estimate and judgment of management as to the expected future financial performance of the Company. We have relied upon the fact that the Company and Royal Precision's Special Committee of the Board of Directors are advised by legal counsel, and we have accordingly assumed, without independent verification, that the Financing, all other communications to the Shareholders regarding the Financing and all public filings, and the Financing documents are and will be accurate and complete.

     As provided for in our engagement letter dated October 16, 2001, our engagement is limited to providing an opinion as to whether the Financing and the terms and conditions of the Financing are fair, from a financial point of view, to the Shareholders. We have not been retained to solicit other entities for purposes of financing the Company, provide advice with respect to, and have not considered, any other matter, including without limitation, the legality of the Financing, the timing, structure, negotiation or disclosure of the Financing; or the satisfaction of the duties owed to the Shareholders by the Company's Board of Directors or the Special Committee of the Board of Directors.

                        [LETTERHEAD OF THE HARMAN GROUP]


Special Committee of the Board of Directors
Royal Precision, Inc.
November 19, 2001
Page Three


     Our opinion is based solely upon the information set forth herein as reviewed by us and circumstances, including economic, market and financial conditions, existing as of October 16, 2001. Events occurring after October 16, 2001 could materially affect the assumptions used both in preparing this opinion and in the documents reviewed by us. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof.

     Subject to the foregoing and based on our analysis and upon such other factors as we deem relevant, including our assessment of general economic and market conditions, it is our opinion that as of October 16, 2001, the proposed Financing is fair to the Shareholders, from a financial point of view.


                                        Yours truly,


                                        The Harman Group
                                        Corporate Finance, Inc.


                                        Howard P. Zitsman
                                        President


[COMPANY NOTE: THE TRANSACTION DOCUMENTS REFERRED TO IN TAB 2 OF THE FAIRNESS OPINION MEMORANDUM ARE THE SUBORDINATED NOTE INCLUDED AS ANNEX I, THE WARRANT INCLUDED AS ANNEX II AND A FORM OF SUBORDINATION AGREEMENT IN FAVOR OF THE COMPANY'S PRIMARY INSTITUTIONAL LENDER, A COPY OF WHICH WILL BE FILED AS PART OF THE COMPANY'S REPORT ON FORM 10-Q FOR THE QUARTER ENDED NOVEMBER 30, 2001.]

                                                                        ANNEX IV

                           SECOND AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                              ROYAL PRECISION, INC.

     The undersigned, John C. Lauchnor and Kenneth J. Warren hereby certify that:

     ONE: They are the duly elected and acting President and Secretary, respectively, of said corporation.

     TWO: The Certificate of Incorporation of said corporation shall be amended and restated to read in full as follows:

     FIRST: The name of the Corporation is Royal Precision, Inc.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH:

     SECTION 1. AUTHORIZED SHARES. The total number of shares of stock which the Corporation shall have the authority to issue is 16,000,000 of which 1,000,000 are shares of Preferred Stock with a par value of one mil ($0.001) per share ("Preferred Stock"), and 15,000,000 are shares of Common Stock with a par value of one mil ($0.001) per share ("Common Stock").

     SECTION 2. PREFERRED STOCK. The Board of Directors is expressly authorized to adopt, from time to time, a resolution or resolutions providing for the issuance of Preferred Stock in one or more series, to fix the number of shares in each such series and to fix the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of each such series.

     SECTION 3. COMMON STOCK. Holders of the issued and outstanding shares of Common Stock shall be entitled to receive ratably, in proportion to the number of shares of Common Stock held by them, (a) such dividends as may be declared by the Board of Directors, from time to time, out of the assets or funds of the Corporation legally available for the payment of dividends, and (b) upon the liquidation, dissolution or winding up of the Corporation, the assets of the

----------
Text within [brackets] indicates deletions and text in all CAPITALS indicates text additions.

Corporation remaining after the payment of creditors and the holders of shares of any class or series of Preferred Stock to the extent that the then existing terms of such class or series grant them priority over the holders of shares of Common Stock. Neither the merger or consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor the sale, lease, exchange or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation, shall be deemed to be a dissolution, liquidation, or winding up, voluntary or involuntary, of the Corporation. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the holders of Common Stock.

     FIFTH:

     SECTION 1. [CLASSIFIED DIRECTORS. (a) The Board of Directors shall be divided into three classes; the term of office of those of the first class to expire at the annual meeting next ensuing; of the second class one year thereafter; of the third class two years thereafter; and at each annual election held after the initial classification of the Board of Directors and election of directors to such classes, directors shall be chosen for a full term of three years, as the case may be, to succeed those whose terms expire. The total number of directors constituting the full Board of Directors and the number of directors in each class shall be fixed by, or in the manner provided in the by-laws, but the total number of directors shall not exceed seventeen (17) nor shall the number of directors in any class exceed six (6). Subject to the foregoing, the classes of directors need not have the same number of members. No reduction in the total number of directors or in the number of directors in any class shall be effective to remove any director or to reduce the term of any director. If the Board of Directors increases the number of directors in a class, it may fill the vacancy created thereby for the full remaining term of a director in that class even though such term may extend beyond the next annual election. The Board of Directors may fill any vacancy occurring for any other reason for the full remaining term of the director whose death, resignation or removal caused the vacancy, even though such term may extend beyond the next annual election.

     (b) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the express terms of such class or series, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

     (c) Any director or the entire Board of Directors may be removed by the holders of a majority of the shares then entitled to vote at an election of directors only for cause. A director shall hold office until the annual meeting for the year in which his term expires and until his successor is elected and qualified, or until his earlier resignation or removal from office for cause.]

     ELECTION OF DIRECTORS. ELECTION OF DIRECTORS NEED NOT BE BY WRITTEN BALLOT UNLESS THE BYLAWS OF THE CORPORATION SHALL OTHERWISE PROVIDE. THE NUMBER OF DIRECTORS OF THE CORPORATION WHICH SHALL CONSTITUTE THE WHOLE BOARD OF DIRECTORS SHALL BE SUCH AS FROM TIME TO TIME SHALL BE FIXED BY OR IN THE MANNER PROVIDED IN THE BYLAWS. WHENEVER THE HOLDERS OF ANY ONE OR MORE CLASSES OR SERIES OF PREFERRED STOCK ISSUED BY THE CORPORATION SHALL HAVE THE RIGHT, VOTING SEPARATELY BY CLASS OR SERIES, TO ELECT DIRECTORS, THE ELECTION, TERM OF OFFICE, FILLING OF VACANCIES AND OTHER FEATURES OF SUCH DIRECTORSHIPS SHALL BE GOVERNED BY THE EXPRESS TERMS OF SUCH CLASS OR SERIES. ANY DIRECTOR OR THE ENTIRE BOARD OF DIRECTORS MAY BE REMOVED BY THE HOLDERS OF A MAJORITY OF THE SHARES THEN ENTITLED TO VOTE AT AN ELECTION OF DIRECTORS FOR ANY REASON OR FOR NO REASON. A DIRECTOR SHALL HOLD OFFICE UNTIL HIS SUCCESSOR IS ELECTED OR UNTIL HIS EARLIER RESIGNATION OR REMOVAL FROM OFFICE FOR CAUSE OR FOR NO CAUSE.

     SECTION 2. BALLOTS. Elections of directors at a special or annual meeting of stockholders need not be by written ballot unless the by-laws of the Corporation shall provide otherwise.

     SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

     SEVENTH: Action shall be taken by the stockholders of the Corporation AS PERMITTED OR REQUIRED BY DELAWARE GENERAL CORPORATION LAW AND [only at an annual or special meeting of stockholders, and stockholders may not act by written consent. Special meetings of the Corporation may be called only] as provided in the by-laws.

     EIGHTH: A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of any fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derives an improper personal benefit. If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. The foregoing limitation on liability shall not apply to acts or omissions occurring prior to the effective date of this Article.

     NINTH:

     SECTION 1. INDEMNIFICATION. The Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to:

     (a) DIRECT ACTIONS. Any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful; or

     (b) DERIVATIVE ACTIONS. Any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     The Corporation may indemnify any of its other employees or agents to the same extent and subject to the same procedures and limitations as are set forth in this Section 1 and Section 3 below as it is required to indemnify its directors and officers by this Section 1.

     SECTION 2. SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     SECTION 3. STANDARD OF CONDUCT. Any indemnification under Section 1 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said Section 1 of this Article. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     SECTION 4. PAYMENT OF EXPENSES. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article NINTH. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     SECTION 5. NOT EXCLUSIVE. The indemnification and advancement of expenses provided by, or granted pursuant to, the provisions of this Article NINTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation, or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     SECTION 6. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this section.

     SECTION 7. DEFINITIONS.

     (a) THE CORPORATION. For purposes of this Article NINTH, references to "the Corporation" shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this NINTH with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (b) OTHER ENTERPRISES. For purposes of this Article NINTH, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article NINTH.

     SECTION 8. CONTRACTUAL NATURE. This Article NINTH shall be deemed to be a contract between the Corporation and each director and officer who serves as such at any time while this Article NINTH is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon such state of facts. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article NINTH shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     TENTH: Effective upon the filing of this Amended and Restated Certificate of Incorporation, each share of the Common Stock, par value $.01 per share, of the Corporation theretofore issued and outstanding ("Old Common Stock") shall be split into 10 shares of the Common Stock described in Section 3 of Article FOURTH above ("New Common Stock") and each holder of a certificate representing Old Common Stock (an "Old Certificate") shall be entitled to receive a certificate representing the number of shares of New Common Stock into which the shares of Old Common Stock represented by the Older Certificate were split upon surrender of such Old Certificate to the Corporation.

     THREE: The foregoing amendment has been approved by the Board of Directors of said corporation.

     FOUR: The foregoing amendment was approved by the holders of the requisite number of shares of said corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law; the total number of outstanding shares of each class entitled to vote with respect to the foregoing amendment was ___________ shares of Common Stock. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

     IN WITNESS WHEREOF, the undersigned have executed this certificate on ___________________, 2002.


                                        ----------------------------------------
                                        John C. Lauchnor, President


                                        ----------------------------------------
                                        Kenneth J. Warren, Secretary

                              ROYAL PRECISION, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard P. Johnston and Kenneth J. Warren, and each of them, individually, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Royal Precision, Inc. held of record by the undersigned on December 26, 2001, at a Special Meeting of Stockholders to be held on January 28, 2002, or any adjournment thereof, with all the power the undersigned would possess if present in person.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

1. TO RATIFY THE TERMS OF FINANCING ARRANGEMENTS BETWEEN THE COMPANY AND THE JOHNSTON FAMILY CHARITABLE FOUNDATION AS DESCRIBED IN THE PROXY STATEMENT.

     [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

2.   TO ADOPT THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

     [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders or any adjournment thereof.

           (Continued, and to be dated and signed, on the other side.)

                         (Continued from the other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

     The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and Proxy Statement dated January 2, 2002.

                                        Dated ____________________________, 2002


                                        ________________________________________
                                                       (Signature)


                                        ________________________________________
                                              Signature (if held jointly)


                                        IMPORTANT:  Please sign  exactly as name
                                        or names appear to the left. When shares
                                        are held by joint  tenants,  both should
                                        sign.    When   signing   as   attorney,
                                        executor,   administrator,   trustee  or
                                        guardian,  please  give  full  title  as
                                        such.  Corporations should sign in their
                                        full corporate  name by their  president
                                        or  other  authorized   officer.   If  a
                                        partnership or other entity, please sign in partnership or other entity name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.